Exhibit 10.1

STANDARD OFFICE LEASE - GROSS

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.              Basic Lease Provisions (“Basic Lease Provisions”)

1.1                               Parties: This Lease, dated, for reference purposes only, April 1, 2003, is made by and between CFD-Mesa Ridge Partners, L.P., (herein called “Lessor”) and Altris Software, Inc. a California Corporation, doing business under the name of Spescom Software Inc, (herein called “Lessee”).

1.2                               Premises:  Suite Numbers(s) 100, first floors, consisting of approximately 12,192 rentable sf feet, more or less, as defined in paragraph 2 and as shown on Exhibit “A” hereto (the “Premises”).

1.3                               Building: Commonly described as being located at 10052 Mesa Ridge Court, in the City of San Diego, County of San Diego, State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

1.4                               Use: general office, subject to paragraph 6.

1.5                               Term: 72 months commencing September 1, 2003 (“Commencement Date”) and ending August 31, 2009 Subject to Section 3.2 below and Section 51(b) of the Addendum.        , as defined in paragraph 3.

1.6                               Base Rent: $18,897.60 per month, payable on the first day of each month, per paragraph 4.1.

1.7                               Base Rent Increase: On each anniversary date of the commencement date the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided the attached addendum (Paragraph 50)

1.8                               Rent Paid Upon Execution: $18,897.60 for the first month of occupancy.

1.9                               Security Deposit: $21,907.50.

1.10                        Lessee’s Share of Operating Expense Increase: 27.27% as defined in paragraph 4.2.

2.              Premises, Parking and Common Areas.

2.1                               Premises: The Premises are a portion of a building, herein sometimes referred to as the “Building” identified in paragraph 1.3 of the Basic Lease Provisions.  “Building” shall include adjacent parking structures used in connection therewith.  The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the “Office Building Project.”  Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the “Premises”, including rights to the Common Areas as hereinafter specified.  See Addendum Paragraph 67

2.2                               Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to use 48 parking spaces in the Office Building Project at no charge to Lessee or its Invitees

2.2.1    If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, after three days written notice and the failure of Lessee to cease such prohibited activity, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.3                               Common Areas - Definition.  The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor,  Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4                               Common Areas – Rules and Regulations.  Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform.  Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations, in a non-discriminatory manner.  Lessor shall not be responsible to Lessee for the non-compliance and said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

2.5                               Common Areas - Changes.  Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a)          To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

(b)         To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c)          To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

(d)         To add additional buildings and improvements to the Common Areas;

(e)          To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

(f)            To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.  See Addendum Paragraph 68

3.              Term.

3.1                               Term.  See Addendum Paragraph 69 The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

3.2                               Delay In Possession.  Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2,  Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as

©1984 - American Industrial Real Estate Association	FULL SERVICE-GROSS	Initials:	/s/ [ILLEGIBLE]

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hereinafter defined; provided, however, that a Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee’s option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee’s obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor’s obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee’s right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.2.1                                             Possession Tendered - Defined.  Possession of the Premises shall be deemed tendered to Lessee (“Tender of Possession”) when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Leases has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

3.2.2                                             Delays Caused by Lessee.  There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee’s right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee’s agents, employees and contractors.  See Addendum Paragraph 70

3.3                               Early Possession.  If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date.

3.4                               Uncertain Commencement.  In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.              Rent.

4.1                               Base Rent.  Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction.  Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions.  Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved.  Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2                               Operating Expense Increase.  Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the “Operating Expense Increase”, in accordance with the following provisions:

(a)          “Lessee’s Share” is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project.  It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

(b)         “Base Year” is defined as the calendar year in which the Lease term commences.

(c)          “Comparison Year” is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee’s Share, notwithstanding they occur during the first twelve (12) months).  Lessee’s Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

(d)         “Operating Expenses” is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

(i)                                     The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

(aa)                             The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb)                           All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(ii)                                  Trash disposal, janitorial and security services;

(iii)                               Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense”;

(iv)                              The cost of the premiums for the liability and property insurance polices to be maintained by Lessor under paragraph 8 hereof;

(v)                                 The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

(vi)                              The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

(vii)                           Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee (not to exceed 5%) of the gross revenues of the project for such year attributable to the operation of the Office Building Project;

(viii)                        Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor’s accountants);

(ix)                                Replacement of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

(e)          Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d) (viii), in which case their cost shall be included as above provided.

(f)            Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

(g)         Lessee’s Share of Operating Expense increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor.  At Lessor’s option, however, an amount may be estimated by Lessor from time to time in advance of Lessee’s Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder.  In the event that Lessee pays Lessor’s estimate of Lessee’s Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee’s Share of the actual Operating Expense Increase incurred during such year.  If Lessee’s payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee’s Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee’s Share of Operating Expense Increase next falling due.  If Lessee’s payments under this paragraph during said Comparison Year were less than Lessee’s Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.  Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3                               Rent Increase.  (see addendum)

5.              Security Deposit.  Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee’s faithful performance of Lessee’s obligations hereunder.  If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.  If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee.  Lessor shall not be required to keep said security deposit separate from its general accounts.  If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor’s option, to the last assignee, if any, of Lessee’s interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.  No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.              Use.

6.1                               Use.  The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions.

6.2                               Compliance with Law.

(a)          Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date.  See Addendum Paragraph 71 In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor’s sole cost and expense, rectify any such violation.

(b)         Except as provided in paragraph 6.2(a) Lessee shall, at Lessee’s expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises.  Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

6.3                               Condition of Premises.

(a)          Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition.  In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor’s sole cost, rectify such violation.

(b)         Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.  Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor’s agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee’s business.  See Addendum Paragraph 72

7.              Maintenance, Repairs, Alterations and Common Area Services.

7.1                               Lessor’s Obligations.  Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards.  Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee’s business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof.  Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor’s expense or to terminate this Lease because of Lessor’s failure to keep the Premises in good order, condition and repair.

7.2                               Lessee’s Obligations.

(a)          Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear.  Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards.  Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.

(b)         On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris.  Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee.  Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee’s trade fixtures, alterations, furnishings and equipment.  Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

7.3                               Alterations and Additions.

(a)          Lessee shall not, without Lessor’s prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project.  As used in this paragraph 7.3 the term “Utility Installation” shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment.  At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee’s expense.  See Addendum Paragraph 73 Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee’s sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic’s and materialmen’s liens and to insure completion of the work.  Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

(b)         Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans.  If Lessor shall give its consent to Lessee’s making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

(c)          Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises, the Building or the Office Building Project, or any interest therein.

(d)         Lessee shall give Lessor not less than ten (10) days’ notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law.  If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim.  In addition, Lessor may require Lessee to pay Lessor’s reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor’s best interest so to do.

(e)          All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a).  Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee’s personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

(f)            Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

7.4                               Utility Additions.  Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee’s use of the Premises.

8.              Insurance; Indemnity.

8.1                               Liability Insurance - Lessee.  Lessee shall, at Lessee’s expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement: (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises.  Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

8.2                               Liability Insurance - Lessor.  Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $2,000,000.00 per occurrence.

8.3                               Property Insurance - Lessee.  Lessee shall, at Lessee’s expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee’s personal property, fixtures, equipment and tenant improvements.

8.4                               Property Insurance - Lessor.  Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee’s personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project.  In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.  Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom.  The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine.  In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense.  Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor.  Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor’s insurance carrier as being caused by the nature of Lessee’s occupancy or any act or omission of Lessee.

8.5                               Insurance Policies.  Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.  No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor.  Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

8.6                               Waiver of Subrogation.  Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees.  If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

8.7                               Indemnity.  Lessee shall indemnify and hold harmless Lessor and its agents, Lessor’s master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee’s use of the Office Building Project, or from the conduct of Lessee’s business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee’s part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee’s agents, contractors, employees or invitees, and from and against all costs, attorney’s fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.  Lessor need not have first paid any such claim in order to be so indemnified.  Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.8                               Exemption of Lessor from Liability.  See Addendum Paragraph 74 Lessee hereby agrees that Lessor shall not be liable for injury to Lessee’s business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee’s employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee’s employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

8.9                               No Representation of Adequate Coverage.  Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee’s property or obligations under this Lease.

9.              Damage or Destruction.

9.1                               Definitions.

(a)          “Premises Damage” shall mean if the Premises are damaged or destroyed to any extent.

(b)         “Premises Building Partial Damage” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

(c)          “Premises Building Total Destruction” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

(d)         “Office Building Project Buildings” shall mean all of the buildings on the Office Building Project site.

(e)          “Office Building Project Buildings Total Destruction” shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

(f)            “Insured Loss” shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.  The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

(g)         “Replacement Cost” shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee’s expense.

9.2                               Premises Damage; Premises Building Partial Damage.

(a)          Insured Loss:  Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor’s expense, repair such damage (but not Lessee’s fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

(b)         Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor’s option either (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor’s intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

9.3                               Premises Building Total Destruction; Office Building Project Total Destruction.  Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor’s option either (i) repair such damage or destruction as soon as reasonably possible at Lessor’s expense (to the extent the required materials are readily available through usual commercial channels) so its condition existing at the time of the damage, but not Lessee’s fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor’s intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4                               Damage Near End of Term.

(a)          Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor’s election to do so within 30 days after the date of occurrence of such damage.  See Addendum Paragraph 75

(b)         Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease.  If Lessee duly exercises such option during said twenty (20) day period.  Lessor shall, at Lessor’s expense, repair such damage, but not Lessee’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.  If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor’s option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor’s election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5                               Abatement of Rent; Lessee’s Remedies.

(a)          In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee’s Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation of Lessee’s business as operated from the Premises is adversely affected.  Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b)         If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee’s option cancel and terminate this Lease by giving Lessor written notice of Lessee’s election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration.  In such event this Lease shall terminate as of the date of such notice.

(c)          Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

9.6                               Termination - Advance payments.  Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor.  Lessor shall, in addition, return to Lessee so much of Lessee’s security deposit as has not theretofore been applied by Lessor.

9.7                               Waiver.  Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease, including without limitation, Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the California Civil Code.

10.       Real Property Taxes.

10.1                        Payment of Taxes.  Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee’s Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2                        Additional Improvements.  Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee.  Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee’s request.

10.3                        Definition of “Real Property Tax”.  As used herein, the term “real property tax” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor’s right to rent or other income therefrom, and as against Lessor’s business of leasing the Office Building Project.  The term “real property tax” shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of “real property tax”, or (ii) the nature of which was hereinbefore included within the definition of “real property tax”, or (iii) which is imposed for a service or right not charged prior to June 1, 1978 or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4                        Joint Assessment.  If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee’s portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information (which may include the cost of construction) as may be reasonably available.  Lessor’s reasonable determination thereof, in good faith, and absent manifest error, shall be conclusive.

10.5                        Personal Property Taxes.

(a)          Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

(b)         If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11.       Utilities.

11.1                        Services Provided by Lessor.  Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

11.2                        Services Exclusive to Lessee.  Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon.  If any such services are not separately metered to the Premises.  Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

11.3                        Hours of Service.  Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth.  Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.  (see addendum paragraph 59)

11.4                        Excess Usage by Lessee.  Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project.  Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee.  Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate metering applicable to Lessee’s excess usage or loading.

11.5                        Interruptions.  There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12.       Assignment and subletting.

12.1                        Lessor’s Consent Required.  Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee’s interest in the Lease or in the Premises, without Lessor’s prior written consent, which Lessor shall not unreasonably withhold.  Lessor shall respond to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1.  “Transfer” within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) If Lessee is a corporation, more than forty-nine percent (49%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

12.2                        Lessee Affiliate.  Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor’s consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as “Lessee Affiliate”; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption.  Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3                        Terms and Conditions Applicable to Assignment and Subletting.

(a)          Regardless of Lessor’s consent, no assignment or subletting shall release Lessee of Lessee’s obligation hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee’s Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

(b)         Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

(c)          Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

(d)         If Lessee’s obligation under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor’s consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

(e)          The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee.  However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

(f)            In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

(g)         Lessor’s written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

(h)         The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor’s election, render Lessor’s said consent null and void.

12.4                        Additional Terms and Conditions Applicable to Subletting.  Regardless of Lessor’s consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a)          Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee’s obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee’s obligations under this Lease.  Lessee may receive, collect and enjoy the rents accruing under such sublease.  Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee under such sublease.  Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease.  Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without an obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

(b)         No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor.  In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor’s prior written consent.  Any sublease shall, by reason of entering into a sublease under this Lease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

(c)          In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

(d)         No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e)          With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee.  Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5                        Lessor’s Expenses.  In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor’s reasonable costs and expenses incurred in connection therewith, including attorneys’, architects’, engineers’ or other consultants’ fees.

12.6                        Conditions to Consent.  Lessor reserves the right to condition any approval to assign or sublet upon Lessor’s determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee shall be financially responsible.  The proposed assignee shall NOT be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.       Default; Remedies.

13.1                        Default.  The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

(a)          The vacation or abandonment of the Premises by Lessee.  Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

(b)         The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.  See Addendum Paragraph 76

(c)          The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.  In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

(d)         The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion.  To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

(e)          (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days.  In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

(f)            The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee’s obligation hereunder, was materially false.

13.2                        Remedies.  In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

(a)          Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.  In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney’s fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease, and all other remedies provided by California Civil Code Section 1951.2

(b)         Maintain Lessee’s right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises.  In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder, and all other remedies provided by California Civil.

(c)          Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.  Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3                        Default by Lessor.  Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

13.4                        Late Charges.  Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee’s Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project.  Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor’s designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount.  The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee.  Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14.       Condemnation.  If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that is so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee’s business conducted from the Premises.  Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession.  If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee’s Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises.  Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof.  Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project.  Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee’s trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee.  For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options.  In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.  Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.      Broker’s Fee.

(a)                                  The brokers involved in this transaction are Voit Commercial Brokerage as “listing broker” and The Staubach Company as “cooperating broker,” licensed real estate broker(s).  A “cooperating broker” is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease.  Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

(d)                                 Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder’s fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney’s fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.       Estoppel Certificate.

(a)                                  Each party (as “responding party”) shall at any time upon not less than ten (10) days’ prior written notice from the other party (“requesting party”) execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party’s knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed.  Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

(b)                                 At the requesting party’s option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party’s performance, and (iii) if Lessor is the requesting party, not more than one month’s rent has been paid in advance.

(c)                                  If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser.  Such statements shall include the past three (3) years’ financial statements of Lessee.  All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.       Lessor’s Liability.  The term “Lessor” as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee’s interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest.  Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee.  The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership.

18.       Severability.  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19.       Interest on Past-due Obligations.  Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due.  Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.       Time of Essence.  Time is of the essence with respect to the obligations to be performed under this Lease.

21.       Additional Rent.  All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee’s Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22.       Incorporation of Prior Agreements; Amendments.  This Lease contains all agreements of the parties with respect to any matter mention herein.  No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective.  This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.  Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23.       Notices.  Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be.  Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs.  Either party may by notice to the other specify a different address for notice purposes except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice purposes.  A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.       Waivers.  No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision.  Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to or approval of any subsequent act by Lessee.  The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

25.       Recording.  Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

26.       Holding Over.  If Lessee, with Lessor’s consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred and fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27.       Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.       Covenants and Conditions.  Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29.       Binding Effect; Choice of Law.  Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provision of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assign.  This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.       Subordination.

(a)                                  This Lease, and any Option or right of first refusal granted hereby, at Lessor’s option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.  Notwithstanding such subordination, Lessee’s right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.  If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Option shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b)                                 Lessee agrees to execute any documents reasonably required to effectuate an Attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be.  Lessee’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor’s option, Lessor shall execute such documents on behalf of Lessee as Lessee’s attorney-in-fact.  Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee’s attorney-in-fact and in Lessee’s name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.       Attorneys’ Fees.

31.1                           If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial, or appeal thereon, shall be entitled to his reasonable attorneys’ fees to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment.  The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

31.2                           The attorneys’ fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred in good faith.

31.3                           Lessor shall be entitled to reasonable attorneys’ fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.       Lessor’s Access.

32.1                           Lessor and Lessor’s agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises.  Lessor may at any time place on or about the Premises or the Building any ordinary “For Sale” signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary “For Lease” signs.  See Addendum Paragraph 77

32.2                           All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32.3                           Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction.  Lessee waives any charges for damages or injuries or interference with Lessee’s property or business in connection therewith.

33.       Auctions.  Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor’s prior written consent.  Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.  The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34.       Signs.  Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor’s prior written consent.  Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.  (see addendum paragraph 57)

35.       Merger.  The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36.       Consents.  Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37.       Guarantor.  In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38.       Quiet Possession.  Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.  The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.       Options.

39.1                        Definition.  As used in this paragraph the word “Option” has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2                        Options Personal.  Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease.  The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.  See Addendum Paragraph 78

39.3                        Multiple Options.  In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4                        Effect of Default on Options.

(a)          Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

(b)         The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of paragraph 39.4(a).

(c)          All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1 (d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.       Security Measures - Lessor’s Reservations.

40.1                           Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project.  Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee’s agents and invitees from acts of third parties.  Nothing herein contained shall prevent Lessor, at Lessor’s sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

40.2                           Lessor shall have the following rights:

(a)          To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

(b)         To, at Lessee’s expense, provide and install Building standard graphics and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

(c)          To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

(d)         To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

40.3                           Lessee shall not:

(a)          Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee’s business:

(b)         Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.       Easements.

41.1                           Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.  Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

41.2                           The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42.       Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum.  If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43.       Authority.  If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity.  If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44.       Conflict.  Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45.       No Offer.  Preparation of this Lease by Lessor or Lessor’s agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease.  This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46.       Lender Modification.  Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47.       Multiple Parties.  If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48.       Work Letter.  This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49.       Attachments.  Attached hereto are the following documents which constitute a part of this Lease:

A.                    Addendum to Lease

B.                      Exhibit “A” – Approved Space Plan and Notes

C.                      Exhibit “A–1” – Approved Electrical Plan

D.                     Exhibit “B” – The Rules and Regulation

E.                       Exhibit “C” – Janitorial Services

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL.  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR		LESSEE

CFD – Mesa Ridge Partners, L.P., a		Altris Software, Inc a California
California Limited Partnership		Corporation dba Spescom Software Inc

By	CT Cal Manager, Inc., a California	By	/s/ Carl Mostert
	Corporation		Carl Mostert

Its	General Manager	Its	Chief Executive Officer

By	/s/ [ILLEGIBLE]	By:	/s/ John W. Low
Its	Director		John Low
/s/ [ILLEGIBLE]
		Its	Chief Financial Officer

Executed at	Newport Beach, CA 92660	Executed at	San Diego, CA 92121

on		on	4/14/03

Address	20151 SW Birch Street, Suite 200	Address	10052 Mesa Ridge Court, Suite 100
San Diego, CA 92121

NOTE:

These forms are often modified to meet changing requirements of law and needs of the industry.  Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

ADDENDUM TO THAT STANDARD OFFICE LEASE - GROSS
DATED APRIL 1, 2003, BY AND BETWEEN CFD-MESA RIDGE PARTNERS, L.P. (“LESSOR”),

AND

ALTRIS SOFTWARE, INC. A CALIFORNIA CORPORATION DBA: SPESCOM SOFTWARE, INC. (“LESSEE”)

50.                                 Base Rent:  The monthly Base Rent shall be paid as follows (subject to paragraph 63: Rental Abatement):

Months	Monthly Rent
01-12	$18,897.60 plus Tenant to Pay for Separately Metered Electricity
13-24	$19,464.53 plus Tenant to Pay for Separately Metered Electricity
25-36	$20,048.46 plus Tenant to Pay for Separately Metered Electricity
37-48	$20,649.92 plus Tenant to Pay for Separately Metered Electricity
49-60	$21,269.42 plus Tenant to Pay for Separately Metered Electricity
61-72	$21,907.50 plus Tenant to Pay for Separately Metered Electricity

51.                                 Early Free Occupancy.  Lessor shall grant to Lessee three (3) months of Early Free Occupancy commencing upon completion of the tenant improvements, estimated to be June 1, 2003 (“Occupancy Date”).  During the Early Free Occupancy period all the terms and conditions of this Lease, including payment of separately metered electricity, shall be in effect except for the payment of rent.

(a)                                  Beginning on the Early Free Occupancy Date, Lessee shall occupy the Premises free of Base Rent until the Commencement Date (Early Occupancy).  The Early Occupancy Date shall be the later of (a) June 1, 2003, or (b) upon Substantial Completion of the Premises as outlined in Paragraph 61 of this Lease.  The Commencement Date shall be ninety  (90)  days following Substantial Completion of tenant improvements and is estimated to be September 1, 2003.

(b)                                 Lessor and Lessee agree to execute a Lease Commencement Memorandum establishing the exact Early Free Occupancy Date and the Commencement Date when those dates have been established.  If for any reason Lessor cannot deliver possession of the Premises to Lessee substantially completed by the estimated Occupancy Date set forth in Paragraph 51 of the Lease, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, but in such case, the Commencement Date shall be adjusted to ninety (90) days following the Substantial Completion Date, as defined in Paragraph 61, and all obligations under the Lease shall be delayed, including payment of Monthly Base Rent, Lessee’s share of Operating Expenses and all other monetary obligations under the Lease.

52.                                 Assignment and Subletting.

Provided that Lessee is not in default of the Lease, fifty percent (50%) of any sums or other economic consideration received by Lessee as a result of any assignment or subletting entered into pursuant to Paragraph 12 of the Lease, however denominated under the assignment or sublease, which exceed, in the aggregate (a) the total sums which Lessee is obligated to pay Lessor under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (b) (i) reasonable real estate brokerage commissions or fees payable by Lessee in connection with such assignment or subletting and  (ii)  reasonable costs of tenant  improvements required to be constructed by Lessee for any such assignee or sublessee, shall be paid by Lessee to Lessor as additional rent under this Lease without affecting or reducing any obligations of Lessee hereunder.  Lessee understands, acknowledges and agrees that Lessor’s right to recapture any consideration paid in connection with an approved assignment or subletting is a material inducement for Lessor’s agreement to lease the Premises to Lessee upon the terms and conditions set forth.

53.                                 Operating Expenses.  If the Office Building Project is less than ninety-five percent (95%) occupied during all or a portion of any Comparison Year (including Base Year), Lessor shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, to determine the amount of Operating Expenses that would have been paid had the Office Building Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Comparison Year, or applicable portion thereof.

54.                                 Liability of Lessor.  Lessee agrees to look solely to Lessor’s interest in the Office Building Project (or the proceeds thereof) for the satisfaction of any remedy of Lessee for the collection of a judgement (or any judicial process) requiring the payment of money by Lessor in the event of any default by Lessor hereunder, and no other property or assets of Lessor, or any officer, director, shareholder, partner, trustee, agent, servant or employee of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder, or Lessee use or occupancy of the Premises.

55.                                 Environmental Compliance; Hazardous Materials or Activities.  Lessee shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection and/or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any “Hazardous Materials” (as hereinafter defined).  Lessee shall not cause or permit any hazardous wastes, toxic substances or toxic or hazardous materials (collectively, “Hazardous Materials”) to be brought upon, used, generated, stored or disposed of on, under or about, or transported to or from, the Premises (collectively, “Hazardous Materials”) without first receiving Lessor’s written consent, which consent may be withheld by Lessor in its absolute discretion and may be revoked at any time.  If Lessor consents to any such Hazardous Materials Activities, Lessee shall conduct them in strict compliance (at Lessee’s sole cost and expense) with all applicable Regulations, as hereinafter defined, and using all necessary and appropriate precautions.  Lessor shall not be liable to Lessee for any Hazardous Materials Activities by Lessee, Lessee’s employees, agents, contractors, licensees, or invitees, whether or not consented to by Lessor.  For purposes hereof, Hazardous Materials shall include, but not be limited to, substances defined as “hazardous substances”, “toxic substances”, or hazardous wastes” in the Comprehensive Environmental Response, Comprehensive and Liability Act of 1980; Resource Conservation and Recovery Act of 1976; Hazardous Materials Transportation Act; section 25117 of the California Health and Safety Code; all other laws and ordinances governing similar matters; and any regulations adopted and publications promulgated pursuant to said laws (collectively, “Regulations”).  Prior to using, storing or maintaining any Hazardous Materials on or about the Premises, Lessee shall provide Lessor with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy.  Lessee shall also provide Lessor with a copy of any Hazardous Materials inventory statement required by any applicable Regulation, and any update filed in accordance with any applicable Regulation.  If Lessee’s activities violate or create a risk of violation of any Regulation, Lessee shall cease such activities immediately, including (but not limited to) upon notice from Lessor.  Lessee shall immediately notify Lessor both by telephone and in writing of any spill unauthorized discharge of Hazardous Materials or of any condition constituting an “imminent hazard” under any Regulation.  Lessor, Lessor’s representatives and employees shall have the right to enter the Premises at any time in the case of emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with the Lease and all laws, rules, regulations, ordinances and directives relating in any manner to the Premises, including but not limited to matters pertaining to the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Materials.  Lessee shall indemnify, protect, defend (with counsel acceptable to Lessor) and hold Lessor, its agents, employees, lenders and the Premises, harmless from and against any all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permit fees, and attorney’s and consultant fees arising out of or involving any Hazardous Materials brought onto, manufactured, produced or stored at, discharged or transported from, the Premises by or for Lessee, its agents, contractors, invitees, successors or assigns, or in any way under Lessee’s control.  Lessee’s obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or permitted by Lessee, and the cost of investigation (including consultant’s and attorney’s fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of the Lease.  No termination, cancellation or release agreement entered into by Lessor and Lessee shall release from its obligations under this Lease with respect to Hazardous Materials Activities, unless specifically so agreed by Lessor in writing at the time of such agreement.  Lessee shall not be liable to Lessor for any Hazardous Materials Activities of Lessor, Lessor’s employees, agents, contractors, licensees or invitees nor for any such Hazardous Materials Activities prior to the Commencement Date.

56.                                 Notification Address.  Pursuant to Paragraph 23, Lessor shall be noticed at:

c/o Essex Realty Management Inc.
1550 Hotel Circle Court
San Diego, CA 92108
(619) 220-5995

Lessee shall be noticed at:

Altris Software, Inc a California Corporation dba Spescom Software Inc
10052 Mesa Ridge Court, Suite 100
San Diego, CA 92121
( ) -

57.                                 Signage.  Lessee shall be allowed building eyebrow signage directly above the entrance to their premises.  Lessor agrees to reimburse Lessee up to a maximum of $5,000.00 (“Signage Allowance”).  The specific design, location and size of said signage shall mutually be agreed upon and subject to City approval.  If the building signage is not available, said signage allowance may be used by Lessee toward a mutually acceptable alternative signage solution and/or toward the payment of rent.

58.                                 Option to Renew.

a.                                       Option Right:  Lessor hereby grants to the Lessee named in the Basic Lease Provisions one (1) option to extend the Term of the Lease for a period of five (5) years (the “Option Term”), which option shall be exercisable only by written notice delivered by Lessee to Lessor not less than nine (9) months prior to and not more than twelve (12) months prior to the expiration of the term, provided that, as of the date of delivery of such notice, Lessee is not in default under the Lease beyond any applicable notice and cure periods.  Upon proper exercise of such option to extend, and provided that, as of the end of the initial Term of the Lease, Lessee is not in default under the Lease beyond any applicable notice and cure periods, the Term of the Lease shall be extended for the Option Term.

b.                                      Option Rent:  The Base Rent payable by Lessee during the Option Term (the “Option Rent”) shall be the “Fair Market Rental Rate” for the Premises.  The term “Fair Market Rental Rate” shall mean the annual amount per rentable square foot that a willing, non-equity, non-sublease tenant would pay and a willing Lessor would accept on a non-sublease, basis, at arm’s length, for unencumbered space comparable to the Premises in the Building and in comparable Class “B” office buildings in the Sorrento Mesa market.

59.                                 HVAC Operating Hours.  Standard operating hours included within the Base Year Operating Expenses shall be weekdays from 7:00 a.m. to 6:00 p.m. and Saturdays from 9:00 a.m. to 3:00 p.m., excluding Sundays and normally recognized national holidays.  Thereafter, Lessee shall pay for such additional use beyond the aforementioned hours at a rate equal to Lessor’s actual operating costs and depreciation.

60.                                 Tenant Improvements.  Lessor, at Lessor’s sole cost and expense, shall, in accordance with the Approved Space Plan using materials as stated in the Notes to the Approved Space Plan, build the Premises in accordance with the attached Exhibit A and A-1 as generally outlined as follows:

a.                                       The addition of a dedicated double door entry for the exclusive use of Tenant located on the perimeter of the Building, subject to Tenant’s reasonable review and approval of the design of the same.

b.                                      Eight (8) perimeter executive offices.

c.                                       Interior open floor plan to accommodate approximately thirty (30) workstations (approximately 8’X8’).

d.                                      Two (2) conference rooms (seating for eight).

e.                                       One (1) training room to hold approximately twelve (12) students.

f.                                         Small phone PBX/computer server room with sufficient climate control.

g.                                      Storeroom.

h.                                      Break room.

i.                                          Small lobby/reception area.

Substantial Completion:  For the purposes of this Lease, “Substantial Completion” of the Premises shall mean that, with the exception of any tenant figures, work stations, built-in furniture, or equipment to be installed by the Lessee and punch list items which would not prevent the use or occupancy of the Premises for the permitted use thereof, the tenant improvements are completed in accordance with the Approved Space Plan and the Approved Electrical Plan and all mechanical systems serving the Premises are in good working order.

Construction Representatives:  Landlord hereby appoints the following person(s) as Landlord’s representative (“Landlord’s Representative”) to act for Landlord in all matters related to the construction of tenant improvements as provided herein:  Dan Culler.  Tenant hereby appoints John Low as Tenant’s representative (“Tenant’s Representative”) to act for Tenant in all matters related to the construction of tenant improvements as provided herein.  All communications with respect to the matters related to the construction of tenant improvements shall be made to Landlord’s Representative or Tenant’s Representative, as the case may be.  Either party may change its representative at any time by written notice to the other party.

Changes in Plans:  Any changes in the Approved Space Plan, Approved Electrical Plan or other plans and specification after approval or deemed approval thereof by Lessee shall be approved by Lessor and prepared at Lessee’s sole cost and expense.  Lessor’s approval of Lessee’s changes shall not be unreasonably withheld.  Furthermore, Lessee shall be liable for any resulting delays in completing the tenant improvements for the increased costs in completing the tenant improvements, if any, resulting from such delays.

61.                                 Rental Abatement.  Provided Lessee is not in Default of the Lease, Lessee shall receive month thirteen (13) of this Lease ($19,464.53) free of monthly base rent.

62.                                 Early Access.  Lessee shall be allowed early access to the premises commencing May 15, 2003 for the purpose of installing network cabling, phone systems, etc. Lessee shall not cause any delay in the completion of the improvements.

63.                                 Termination Right.  Lessee shall have a one-time right to terminate the Lease at the end of the 48th month by giving written notice to Lessor during month forty-two (42) of the Lease of Lessee’s intent to terminate accompanied with a payment in the amount of $20,649.92 in immediately available funds.  In the event that Lessee fails to give such notice and payment during the 42nd month of the Lease, Lessee shall be deemed to have waived its rights to terminate the Lease pursuant to this paragraph 65.

64.                                 Non-disturbance Agreement:  Lessor shall use reasonable commercial efforts to provide Lessee a commercially reasonable non-disturbance agreement from Lessor’s current lender within thirty (30) days after the full execution and delivery of this Lease by both parties, as well as all future lenders of the project and in the case of a Sublessee, from the Master Lessor.

65.                                 Lessee’s Audit Rights.  If Lessee disputes the amount of Operating Expenses (including the Comparison Year) set forth in any statement of Operating Expenses delivered by Lessor to Lessee pursuant to Section 4.2(g) of the Lease (“Actual Statement”), Lessee shall have the right, at its own cost and expense to audit or inspect Lessor’s detailed records each year with respect to the Operating Expenses, as well as all other additional rent payable by Lessee pursuant to the Lease for any Lease Year (not to exceed one time per year) to be exercised, if at all, not later than three (3) months following receipt of such Actual Statement.  Lessee shall be allowed to inspect such records with fifteen (15) days prior written notice at Lessor’s office.  The amounts payable under paragraph 4.2 of the Lease by Lessor to Lessee or by Lessee to Lessor as the case may be shall be appropriately adjusted on the basis of such audit.  Should a dispute arise between the parties regarding the results of Lessee’s audit, either party may cause the dispute to be submitted to JAMS/ENDISPUTE (“JAMS”) in San Diego County, California, for binding arbitration.  The arbitration shall be conducted in accordance with the rules of practice and procedure of JAMS and otherwise pursuant to the California Arbitration Act (Code of Civil Procedures Section 1280 et. seq.).  The arbitrator shall apportion the costs of the arbitration, together with the attorneys’ fees of the parties, in the manner deemed equitable by the arbitrator, it being the intention of the parties that the prevailing party ordinarily be entitled to recover its reasonable costs and fees.”

66.                                 Janitorial Services.  Subject to reimbursement pursuant to Section 4.2(d)(ii) of the Lease, Lessor shall provide the janitorial services described in Exhibit C attached to the Lease.”

ADDITIONAL MODIFICATIONS TO THE LEASE

67.                                 At the end of Section 2.1, add the following:  “Notwithstanding the foregoing, Lessee shall have the right at anytime on or before June 1, 2003 to measure and recalculate the rentable square feet of the Premises in accordance with BOMA SIOR standards for a multiple tenant occupancy in a two-story building using exterior wall methodology.  In the event that Lessee notifies Lessor on or before June 1, 2003 of a variation between Lessee’s calculations and the square footage amount specified in paragraph 1.2 above and the actual variation is determined to be greater than two (2%) of the square footage amount specified in paragraph 1.2, the Base Rent and Lessee’s Share shall be adjusted accordingly.  The Office Building Project consists of approximately 44,709 rentable square feet.”

68.                                 At the end of Section 2.5, add the following:  “Notwithstanding the foregoing, Lessor shall take no action in the Common Areas which would materially adversely affect: (i) access to the Premises, (ii) the view from the Premises, or (iii) the parking ratio required for the Project.”

69.                                 Preface Section 3.1 with the clause:  “Subject to the other provisions of this Paragraph 3,…”

70.                                 Add at the end of Section 3.2.2 the following sentence:  “In order to have the benefit of any such delays, Lessor shall give Lessee written notice of any such delay and the number of days attributable to such delay.”

71.                                 In Section 6.2(a), insert the words:  “, including, the Americans with Disabilities Act as enforced by the City of San Diego” at the end of the first sentence.

72.                                 At the end of Section 6.3, add the following:  “In addition, except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, without any obligation on Lessor’s part to make any alterations, upgrades or improvements thereto, except as provided in paragraph 61 of the Addendum and the repair of any latent structural defects in the Building or Premises (excluding any portion of the Premises constructed by Lessee), which  have a material adverse effect on Lessee’s use of the Premises and which are disclosed by Lessee and specified in written notice to Lessor within ten (10) business days after Lessee first learns of or discovers such latent structural defects.  Lessor shall cause all such latent structural defects so specified by notice from Lessee to be completed and/or repaired, at Lessor’s sole cost.”

73.                                 In Section 7.3(a), add at end of the third sentence the following:  provided that Lessor notifies Lessee at the time Lessor consents to any such alterations, improvements, additions or Utility Installations (“Tenant Changes”) that Lessor will require removal of such Tenant Changes and restoration of the Premises and the Office Building Project to their prior condition on the expiration or sooner termination of this Lease.”

74.                                 Preface Section 8.8 with the clause:  “except for Lessor’s gross negligence or willful misconduct,…”

75.                                 At the end of Section 9.4(a), add the following:  “If at any time during the last six (6) months of the term of the Lease there is substantial damage to the Premises and Lessor’s contractor estimates in a writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier to occur of (i) the scheduled expiration date of the Lease, or (ii) sixty (60) days after the occurrence of such damage, Lessee may at Lessee’s option cancel and terminate this Lease by giving written notice to Lessor of Lessor’s election to do so within thirty (30) days after the date of occurrence of such damage.”

76.                                 In Section 13.1(b), defaults under Section 30(b) shall not be non-curable defaults if Lessee is negotiating in good faith the terms and conditions of the required subordination agreement.

77.                                 At the end of Section 32.1, add the following provision:  “Notwithstanding the foregoing, Lessor shall use commercially reasonable efforts not to materially interfere with or interrupt the conduct of business by Lessee in the Premises.”

78.                                 In Section 39.2 Lessee may assign its option rights to any assignee that is approved by Lessor in connection with an assignment of the Lease.

LESSOR		LESSEE

CFD-Mesa Ridge Partners, Performance Group, Inc., a California Limited Partnership		Altris Software, Inc. a California Corporation dba Spescom Software Inc

By:	CT Cal Manager, Inc., A California Corporation	By:	/s/ Carl Mostert
Carl Mostert

Its:	General Manager	Its:	Chief Executive Officer

By:	David P. [ILLEGIBLE]	By:	/s/ John Low
John Low

Its:	Director	Its:	Chief Financial Officer

By:	/s/ [ILLEGIBLE]	Date:	4/14/03

Its:	EVP

Date:

EXHIBIT A – APPROVED SPACE PLANS

[GRAPHIC]

[GRAPHIC]

EXHIBIT A – SPACE PLAN NOTES

ROOM SCHEDULE

101                              OPEN OFFICE

102                              STORAGE

103                              CONFERENCE

104                              OFFICE

105                              RECEPTION

106                              OFFICE

107                              TRAINING ROOM

108                              CONFERENCE

109                              OFFICE

110                              OFFICE

111                              OFFICE

112                              OFFICE

113                              OFFICE

114                              OFFICE

115                              OFFICE

116                              LOUNGE

117                              SERVER ROOM

118                              OPEN OFFICE

119                              OFFICE

120                              OPEN OFFICE

KEYNOTES

1.               NEW DOUBLE DOOR ENTRY

2.               REPAIR OR REPLACE DOOR - SEE CONSTRUCTION NOTE 4

FINISH NOTES

1.               EXISTING CARPET AND BASE TO REMAIN. INSTALL NEW BASE TO ALL NEW WALLS, MATCH EXISTING.  SERVER ROOM AND LOUNGE TO RECEIVE NEW VCT FLOORING. CARPET IN NEW STORAGE ROOM TO BE PATCHED TO MATCH EXISTING CARPET.

2.               ALL NEW WALLS TO BE PAINTED TO MATCH EXISTING WALLS.

CONSTRUCTION NOTES

1.               NEW DOUBLE DOOR ENTRY DOORS TO MATCH OTHER EXISTING ENTRY DOORS IN STYLE AND SIZE.  PROVIDE AND INSTALL NEW CONCRETE LANDING OUTSIDE.  NEW ENTRY. PROVIDE AND INSTALL NEW SIDEWALK TO CONNECT LANDING TO EXISTING SIDEWALK.

2.               LOUNGE CABINETRY TO BE STANDARD BASE AND UPPER CABINETS WITH EQUAL SIZED DOORS, ONE ADJUSTABLE SHELF IN BASE, TWO ADJUSTABLE SHELVES IN UPPER CABINET.  CABINETRY TO INCLUDE A 3’ WIDE SPACE FOR TENANT PROVIDED REFRIGERATOR AND SPACE FOR TENANT PROVIDED DISHWASHER, A STAINLESS STEEL SINK WITH GOOSENECK HARDWARE, GARBAGE DISPOSAL, AND HOT WATER HEATER.  ALL SURFACES TO BE PLASTIC LAMINATE, SOLID COLOR, FORMICA OR EQUAL.  CABINET TO BE 6’ WIDE.

3.               DOOR TO ROOM 12 HAS HOLES AROUND LEVER HARDWARE.  REPAIR OR REPLACE DOOR.

4.               REMOVE CARPET STAINS OUTSIDE OF ROOM 112 DUE TO WATER DAMAMGE.

KEY

•                  EXISTING WALL TO REMAIN

•                  NEW INTERIOR PARTITION TO UNDERSIDE OF CEILING GRID

•                  NEW 1-HOUR RATED WALL TO MATCH EXISTING CORRIDOR WALL

DOOR SCHEDULE

1.               EXISTING DOOR TO REMAIN

2.               NEW BUILDING STANDARD NON-RATED DOOR TIMELY OAK LEGACY STYLE. 3’- 0” W X 7’-0”H WITH BUILDING STANDARD FRAME, BUILDING STANDARD LEVER HARDWARE PASSAGE

3.               NEW DOUBLE DOOR ENTRY - PAIR OF 3’- 0”W, MIN. 7’- 0”H STOREFRONT DOOR MATCH EXISTING STOREFRONT DOORS

4.               NEW BUILDING STANDARD NON-RATED DOOR TIMELY OAK LEGACY STYLE, 3’- 0” W X 7’ - 0”H WITH BUILDING STANDARD FRAME, BUILDING STANDARD LEVER HARDWARE, LOCKSET

5.               NEW WINDOW, 4’-10”H X 7’W X 3” AFF, CLIP SASH FRAME, WITH FROSTED/PATTERNED FILM

DOOR NOTES

1.               NEW DOOR HARDWARE TO MATCH EXISTING HARDWARE.

2.               ADD LOCKSET HARDWARE TO EXISTING DOORS IN ROOMS 104, 106, 109, 110, 111, 113 AND 118.

EXHIBIT A–1 APPROVED ELECTRICAL PLAN

[GRAPHIC]

[GRAPHIC]

EXHIBIT A–1 ELECTRICAL NOTES

ELECTRICAL NOTES

1.               ALL RECEPTACLES SHOWN ARE EXISTING UNLESS OTHERWISE LABELED WITH “R” FOR REMOVE OR “N” FOR NEW. “B” INDICATES EXISTING FACEPLATE TO BE REPLACED WITH NEW BLANK FACE PLATE.

2.               WORKSTATIONS SHOWN ARE FOR REFERENCE ONLY.  TO BE PROVIDED AND INSTALLED BY TENANT.

ELECTRICAL CONTRACTOR TO HARD-WIRE TENANTS WORKSTATIONS TO BUILDING POWER.

3.               ELECTRICAL CONTRACTOR TO COORDINATE WITH TENANT ON LOCATIONS OF JUNCTION BOXES ABOVE CEILING FOR SYSTEMS FURNITURE CONNECTIONS.  LOCATIONS SHOWN ARE FOR REFERENCE ONLY.

EXHIBIT “B”

RULES AND REGULATIONS

ATTACHED TO AND MADE A PART OF STANDARD OFFICE LEASE

The following Rules and Regulations shall be in effect at the Office Building Project.  Lessor reserves the right to adopt reasonable modifications and additions hereto.  In the case of any conflict between theses Rules and Regulations and the Lease, the Lease shall be controlling.

1.                                       Except with the prior written consent of Lessor, no Lessee shall conduct any retail sales or any manufacturing of any kind in or from the Premises, or any business other than that specifically provided for in the Lease.

2.                                       Lessor reserves the right to prohibit personal goods and services vendors from access to the Office Building Project except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Office Building Project, the preservation of good order thereon, and the relief of any financial or other burden on Lessor occasioned by the presence of such vendors or the sale by them of personal goods or services to the Lessee or its employees.  If reasonably necessary for the accomplishment of these purposes, Lessor may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Office Building Project.  The term “personal goods or services vendors” means persons who periodically enter the Office Building Project of which the Premises are a part for the purpose of selling goods or services to a Lessee, other than goods or services, which are used by a Lessee only for the purpose of conducting its business on the Premises.  “Personal goods or services” include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services.  This Section 2 shall not apply to Lessee’s vendors and suppliers in connection with Lessee’s operation of its business.

3.                                       The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any Lessee or used by it for any purpose other than for ingress to and egress from their respective Premises.  The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor shall be prejudicial to the safety, character, reputation and interests of the Office Building Project and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals only for the purpose of  conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like), unless such persons are engaged in illegal activities.  No Lessee and no employees of any Lessee shall go upon the roof of the Building without the written consent of Lessor.  This section 3 shall not apply to Lessee’s vendors and suppliers in connection with Lessee’s operation of its business.

4.                                       The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed.  The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the Lessee who, or whose clerks, agents, employees, or visitors, shall have caused it.

5.                                       No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Lessee on any part of the Office Building Project or the Premises without the prior written consent of Lessor.  If Lessor shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Lessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Lessor with respect to each and every such sign, advertisement or notice, as the case may be, so consented to by Lessor.  Lessor shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Lessee, and Lessor shall not be liable in damages for such removal.

6.                                       In order to maintain the outward professional appearance of the Office Building Project, all window coverings to be installed at the Premises shall be subject to Lessor’s prior approval.  If Lessor, by a notice in writing to Lessee, shall object to any curtain, blind, shade or screen attached to, or hung ink, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Lessee.  No awnings shall be permitted on any part of the Premises.

7.                                       Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor.

1

8.                                       Lessee shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Office Building Project, or on the property kept therein, or obstruct or interfere with the rights of other lessees, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Office Building Project, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

9.                                       No Lessee shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building.  Lessee shall not use, keep or permit to be used any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Office Building Project by reason of noise, odors, fire hazards and/or vibrations, or interfere in any way with other lessees or those having business therein, nor shall any animals or birds be kept in or about the Office Building Project.

10.                                 Lessee and its employees, agents and invitees shall not smoke any tobacco products or any other smoking materials whatsoever in the Premises, Building, common areas or any other area of the Project, except in such areas, if any, as shall be designated by Lessor for smoking, in Lessor’s sole and absolute discretion.

11.                                 No cooking shall be done or permitted by Lessee on the Premises, except for the use of a microwave oven for food or Underwriter’s Laboratory approved equipment for brewing coffee, tea, and similar beverages shall be permitted, provided that such use is in compliance with law.  Offices in the Office Building Project shall not be used for the storage or merchandise or for sleeping or lodging.

12.                                 Lessee, upon the termination of its tenancy, shall deliver to Lessor all the keys of offices, rooms and toilet rooms which shall have been furnished Lessee or which Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay Lessor therefore.

13.                                 On Saturdays after 6:00 p.m., Sundays and legal holidays, and on other days between the hours of 7:00 p.m. and 7:00 a.m., access to the Office Building Project or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified.  Lessor shall in no case be liable for damages for the admission to or exclusion from the Office Building Project of any person whom Lessor has the right to exclude under Rule 3 above.  In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right, but shall not be obligated, to prevent access to the Office Building Project during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Office Building Project.

14.                                 Lessee shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee’s employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by other lessees or occupants of the Building or Lessor.

15.                                 Lessee shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Lessor.  If Lessor shall gives its consent, Lessee shall in each case furnish Lessor with a key for any such lock.

16.                                 Lessee shall not install equipment such as, but not limited to, electronic tabulating or computer equipment requiring electrical or air conditioning service in excess of those to be provided by Lessor under the Lease and any such equipment shall be placed in the Premises in settings approved by Lessor to absorb or prevent any vibration, noise or annoyance.

17.                                 No bicycle, or shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Lessee.

18.                                 Lessor shall have the right to prohibit the use of the name of the Office Building Project or any other publicity by Lessee, which in Landlord’s opinion tends to impair the reputation of the Office Building Project, or their desirability for other lessees, and upon written notice from Lessor, Lessee will refrain from or discontinue such publicity.

19.                                 Lessee shall not erect any aerial or antenna on the roof or exterior walls of the Premises, the Building or the Office Building Project.

20.                                 Lessee shall not overload the floor of the Premises.  In addition, Lessee shall not mark, drive nails, screw or drill into partitions, ceilings or floor of the Premises or deface the Premises.

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21.                                 No furniture, freight or equipment of any kind shall be brought into the Building or the Building’s elevator without the consent of Lessor and all moving of the same into or out of the Building shall be done at such time and in such manner as Lessor shall designate.  Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Office Building Project.  Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight.  However, Lessor’s consent to placement of Lessee’s safes, heavy equipment or furniture shall not constitute a representation or warranty by Lessor that the safe, heavy equipment or furniture complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 21 nor relieve Lessee from responsibility for the consequences of non-compliance.  Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.  There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires and side guards.

22.                                 Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Building for their purpose of cleaning the same.  Lessee shall not cause any unnecessary labor by reason of Lessee’s carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to any Lessee for any loss of property on the Premises, however occurring, or for any damage done to the effects of any lessee by the janitor or any other employee or any other person.  Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services.  Janitor services may not be furnished on nights when rooms are occupied after 9:00 p.m.

23.                                 Lessor will direct electricians as to where and how the telephone wires are to be introduced into the Building.  No boring or cutting for wires into the Building will be allowed without consent of Lessor.  The location of telephone wires, data cabling and other office equipment within the Premises shall not require the approval of Lessor.

24.                                 No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators or the stairs except between such hours and in such elevators or stairs as shall be designated by Lessor.

25.                                 Lessor reserves the right to exclude or expel from the Office Building Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or illegal, non-prescription drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Office Building Project.

26.                                 The requirements of Lessee will be attended to only upon application to Lessor.  Contractors, vendors and employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor or Lessor’s agent.

27.                                 No vending machine shall be installed, maintained or operated upon the Premises without the written consent of the Lessor.

28.                                 Lessor will give Lessee reasonable notice and, in addition, reimburse Lessee for reasonable charges for changes to its stationery up to a total aggregate cost of $250.00.

29.                                 Lessee agrees that it shall comply with all fire and security regulations that may be issued from time to time by Lessor and Lessee also shall provide Lessor with the name of a designated responsible employee to represent Lessee in all matters pertaining to such fire or security regulations.

30.                                 Lessor reserves the right by written notice to Lessee, to rescind, alter or waive any rule or regulation at any time prescribed for the Office Building Project, when, in Lessor’s judgment, it is necessary, desirable or proper for the best interest of the Office Building Project and its lessees.

31.                                 Lessees shall not disturb, solicit, or canvas any occupant of the Office Building Project and shall cooperate to prevent same.

32.                                 Standard operating hours included within the Base Year Operating Expenses shall be weekdays from 7:00 a.m. to 6:00 p.m. and Saturdays from 9:00 a.m. to 3:00 p.m., excluding Sundays and normally recognized national holidays.  Thereafter, Lessee shall pay for such additional use beyond the aforementioned hours at a rate equal to Lessor’s actual operating costs and depreciation.

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33.                                 Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing blinds when the sun’s rays fall directly on windows of the Premises.  Lessee shall not obstruct alter, or in any way impair the efficient operation of Lessor’s heating, ventilating and air conditioning system.  Lessee shall not tamper with or change the setting of any thermostats or control valves.

34.                                 Parking:

a.                                       The parking lot shall be accessible twenty-four (24) hours per day, subject to parking card or other reasonable identification or security restriction as may be reasonably established by Lessor from time to time.  Lessee agrees to cooperate with Lessor in completing regular maintenance of the parking lot.

b.                                      Automobiles must be parked entirely within the stall lines.

c.                                       All directional signs and arrows must be observed and the speed limit shall be 5 miles per hour.

d.                                      Parking is prohibited in areas not striped for parking.

e.                                       Lessor may refuse to permit any person who violates the within rules to park in the parking lot, and any violation of the rules shall subject the automobile to removal from the parking lot at the parker’s expense.

f.                                         Every parker is required to park and lock his or her own automobile.  All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

g.                                      The parking lot is for the sole purpose of parking one automobile per space.  Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

h.                                      Storage of vehicles in the parking facilities is prohibited.  Lessee and Lessee’s employees and visitors shall not leave vehicles in the parking lot overnight, except that in connection with routine business trips by Lessee’s employees only, Lessee may park up to three passenger vehicles for a period not to exceed three calendar days, provided that in no event shall Lessor incur any liability for or be responsible for any damage or loss to any such vehicle.

i.                                          Lessor reserves the right to restrict customer, Lessee and Lessee’s employees parking to a limited designated area or areas.

35.                                 Lessee agrees to comply and acquaint its employees with such reasonable rules and regulations in the use of such Common Areas as Lessor may adopt from time to time for the orderly and proper operation of said Common Areas.

36.                                 Lessor reserves the right to make such other and further reasonable and non-discriminatory rules and regulations as in its judgment may be for the safety, care and cleanliness of the Office Building Project and for the preservation of good order therein.  Lessee agrees to abide by these Rules and Regulations herein above stated and any additional rules and regulations, which are adopted hereafter.

Date:	4/17/03	Date:	4/14/03

Lessor’s Initials:	[ILLEGIBLE]	Lessee’s Initials:	[ILLEGIBLE]

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EXHIBIT C JANITORIAL SERVICES

CRISTAL MAINTENANCE SERVICES
SPECIFICATIONS

OFFICE AREAS

Daily Services    Five (5) days per week

•                  Collect all trash and deposit in designated areas.

•                  Empty and clean all ashtrays.

•                  Replace plastic waste basket liners as necessary.

•                  Dust key areas and highly visible areas - desks and credenzas.  Papers and folders left on desks not to be moved.

•                  Clean glass entrance doors.

•                  Clean and polish drinking fountains.

•                  Sweep all tile floors with chemically treated dust mop control.

•                  Mop all tile floors.

•                  Return chairs and waste baskets to proper positions.

•                  Vacuum all carpeted areas.

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Weekly  Services:

•                  Dust all horizontal surfaces-bookcases, file cabinets, water cooler, coffee tables, chair arms and rungs, window ledges, etc.

•                  Vacuum corners and edges

•                  Spot clean all carpeted areas

•                  Remove smudges & finger prints from light switches, doors, file cabinets, etc.

•                  Spot clean all partition glass.

•                  Clean fabric furniture with a wisk broom to remove any dust and paper bits.

•                  Clean elevator thresholds (If applicable).

•                  Maintain janitor’s closet/ area & clean all equipment.

•                  Clean front office windows.

Monthly Services:

•                  Dust high and low surfaces - lamp shades, ceiling vents, venetian blinds, wall hangings.

•                  Vacuum all fabric - covered and/ or upholstered furniture.

•                  Wipe down kick plates, thresholds and metal work on doors.

•                  Thoroughly clean vents on restroom doors.

Quarterly Services:

•                  Vacuum wall and ceiling vents.

•                  Wax tile floors (If requested additional service)

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